Strategy Shares Newfound/ReSolve Robust Momentum ETF Cboe Ticker: ROMO

August 29, 2023

The information in this Supplement amends certain information contained in the Fund’s current Prospectus, Summary Prospectus and Statement of Additional Information, each date September 1, 2022 as supplemented June 30, 2023.

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In the Supplement to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information dated June 30, 2023, the Fund announced a change to its investment objective, name and investment strategy to be effective on or about September 1, 2023. After further consideration, the Fund has determined not to change its investment objective and the Fund will continue to seek to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index as its investment objective. In addition, the changes to the Fund’s name and investment strategies have been delayed. The Fund will provide notice to the shareholders prior to the implementation of a change to the Fund’s investment strategies or name.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated September 1, 2022, as supplemented June 30, 2023, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at (855) 4SS-ETFS or (855) 477-3837, or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.